SECURED PROMISSORY NOTE


$830,000.00                                                     Phoenix, Arizona
                                                                June 8, 2000


     FOR VALUE RECEIVED, the undersigned, POORE BROTHERS, INC., a Delaware corporation ("Maker"), promises to pay BOULDER POTATO COMPANY, INC., a Colorado corporation ("Lender"), at 1898 South Flatiron Court, Suite 120, Boulder, Colorado 80301, or at such other place as Lender may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Eight Hundred Thirty Thousand and No/100 Dollars ($830,000.00), together with Interest ("Interest") accruing thereon commencing on the date of this Note at the rate equal to Six and Four Tenths Percent (6.4%) per annum.

     This Note is executed in connection with, and shall be governed by and shall be construed under and pursuant to, that certain Agreement for Purchase and Sale of Assets, of even date herewith, by and between Maker and Lender (the "Purchase Agreement"). Capitalized terms used without definition herein shall have the meanings ascribed to them in the Purchase Agreement. This Note is secured by a security interest in certain Assets of Maker pursuant to that certain Security Agreement, of even date herewith, by and between Maker and Lender.

     Interest payable from time to time, at any time, or in the aggregate during the term of this Note shall in no event exceed the maximum contract rate permitted under Arizona law (the "Applicable Usury Law"). Interest shall be calculated on the basis of a three hundred sixty five (365) level day year, actual days elapsed.

     Absent default, this Note shall be payable in installments of equal monthly Principal and Interest payments of Thirty Six Thousand Nine Hundred Twenty Nine Dollars and Forty One Cents ($36,929.41), beginning on July 15, 2000, and continuing on the fifteenth day of each successive calendar month thereafter during the term of this Note. Notwithstanding anything to the contrary herein contained; (a) the first payment due under this Note shall be adjusted by adding in accrued but unpaid interest for the period from the date of this Note through June 15, 2000, so as to maintain the aforesaid Amortization Schedule; and (b) this Note shall be due and payable in full on June 15, 2002.

     Notwithstanding the foregoing, prepayment in whole or in part of the unpaid principal amount outstanding under this Note may be made at any time.

     If Maker fails to perform any obligation of Maker under this Note (an "Event of Default") and such Event of Default is not cured within ten (10) days after Maker's receipt of written notice from Lender specifying in detail the nature of such default, then Lender may, at Lender's option, without further notice or demand, declare this Note immediately due and payable, whereupon this Note shall become immediately due and payable and Maker shall immediately pay to Lender the entire unpaid principal balance of this Note, all accrued and unpaid Interest, and all other sums owing in connection with this Note.

     Upon the occurrence of an Event of Default which is not timely cured as set forth above, the Interest Rate due under this Note shall be deemed to increase ("Default Rate Interest") to nine percent (9%) per annum (or such lesser rate as may be then the maximum permitted rate of interest under law).

     Payments received with respect to this Note shall be applied first to Interest, and then to principal and other sums owing with respect to the indebtedness evidenced by this Note.

     Maker agrees to pay an effective rate of Interest equal to the Interest Rate stated above plus any charges in the nature of Interest paid or to be paid in connection with this Note (collectively, the "Additional Sums"), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law for the purpose of the Applicable Usury Laws. For the purpose of the Applicable Usury Laws only, the agreed upon and "contracted for rate of interest" to be paid in connection with this Note shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

     If Maker is in default under this Note and Lender undertakes to collect this Note, Maker will pay to Lender in addition to any indebtedness due and unpaid, all costs and expenses of collection, including, without limitation, Lender's reasonable attorneys' fees, whether or not legal proceedings shall be instituted.

     Every person or entity at any time liable for the payment of the indebtedness evidenced by this Note (including, but not by way of limitation, Maker, endorsers, guarantors or sureties under this Note) severally waives: notice or presentment for payment, protest, and demand; notice of protest, demand, dishonor and nonpayment of this Note and any and all lack of diligence or delays in collection which may occur; and each and every other notice of any kind respecting this Note except as provided in this Note. Every such person or entity further consents that Lender may renew or extend the time of payment of any or the whole of the indebtedness evidenced by this Note and may amend or modify this Note and the Deed of Trust, release or substitute collateral, release any guarantor, surety or Maker of this Note, at any time and from time to time, without limit as to the number or aggregate period of such renewals, extensions, amendments, modifications, releases or substitutions, at the request of any other person or entity liable therefor. Any such renewals, extensions, amendments, modifications, releases or substitutions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced by this Note. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

     Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

     This Note and all its provisions, conditions, promises and covenants shall be binding in accordance with their respective terms upon Maker and Maker's respective successors, transferees and assigns; and the same shall inure to the benefit of Lender and Lender's successors and assigns. No modification, variation, termination, discharge or abandonment of this Note and no waiver of any of the provisions or conditions of this Note shall be valid unless in writing and signed by duly authorized representatives of Maker and Lender or their restive successors, transferees or assigns, as the case may be; and a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. No remedy in this Note conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Note or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient. Lender's acceptance of any performance due under this Note which does not comply strictly with the terms of this Note shall not be deemed to be a waiver of any right of Lender to strict performance by Maker. Acceptance of past due amounts or partial payments shall not constitute a waiver of full and timely payment of the obligations under this Note.

     This Note has been delivered in Phoenix, Arizona. This Note shall be governed by the internal substantive laws of the State of Arizona (without reference to choice of law principles) and, to the extent they preempt the laws of such state, the laws of the United States. This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

     Any notice required or permitted to be given under this Note shall be in writing, and shall be: (a) personally delivered or delivered by courier service to the party being notified if an individual or to an officer or general partner of the party if a corporation or partnership; or (b) transmitted by postage prepaid, certified or registered mail to the party at its address set forth in this Note or such other address as the party being notified may have otherwise designated in a notice given as provided in this paragraph. Such notice shall be deemed to be effective upon: (x) the date of receipt, or (y) the date three (3) days after posting if transmitted by mail, whichever shall first occur. The address for notice purposes for Maker shall be c/o Mr. Thomas W. Freeze, Poore Brothers, Inc., 3500 South La Cometa, Goodyear, Arizona 85338.

MAKER:                                  POORE BROTHERS, INC.,
                                        a Delaware corporation


                                        By
                                           -------------------------------------

                                        Its
                                           -------------------------------------

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
                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Security Agreement"), dated effective as of June 8, 2000 (the "Effective Date") is by and between BOULDER NATURAL FOODS, INC., an Arizona corporation ("Obligor"), and BOULDER POTATO CORPORATION, a Colorado corporation ("Secured Party").

                                R E C I T A L S:

     A. Pursuant to the transactions contemplated in that certain Agreement for the Purchase and Sale of Assets, dated June 8, 2000, by and among Obligor's parent corporation, Poore Brothers, Inc., a Delaware corporation ("Poore Brothers"), and Secured Party (the "Sale Agreement"), Obligor has issued, as a co-maker with Poore Brothers, to Secured Party a Secured Promissory Note of even date with this Agreement in the original principal amount of Eight Hundred Thirty Thousand and No/100 Dollars ($830,000.00), (the "Note"). All capitalized terms not defined in this Agreement shall have the meanings given to them in the Sale Agreement.

     B. Obligor agreed pursuant to the Sale Agreement, as an inducement to Secured Party to accept the Note, to grant to Secured Party a secured lien and security interest in certain assets of Obligor to secure its performance under the Note.

                              A G R E E M E N T S:

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by Obligor, Obligor and Secured Party (collectively, the "Parties", each a "Party") agree as follows:

     1. GRANT OF SECURITY INTEREST; COLLATERAL. To secure the Obligations (as defined below), Obligor hereby grants to Secured Party a security interest in all of the personal property described on EXHIBIT "A" attached hereto (the "Collateral"), together with all proceeds of the foregoing, including, but not limited to, all proceeds of any insurance covering the Collateral.

     2. OBLIGATIONS. The obligations secured by this Agreement (the "Obligations") are the following: (a) the obligations, indebtedness and liabilities of Obligor to Secured Party evidenced by the Note; (b) the obligations, indebtedness and liabilities of Obligor to Secured Party evidenced by this Security Agreement; and (c) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by Secured Party to preserve and maintain the Collateral, collect the Obligations and enforce this Security Agreement.

     3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Obligor represents, warrants and agrees (and at all times prior to the payment and performance in full of the Obligations shall be deemed to represent, warrant and agree) that:

          a. Except as provided herein, Obligor shall defend the Collateral against any and all claims of any person adverse to the claims of Secured Party and claiming by or through Obligor and shall maintain and preserve such security interest until the Obligations are fully satisfied.

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
          b. Obligor shall take such action and shall acknowledge, execute and deliver to Secured Party such documents as may be appropriate to maintain a perfected security interest on the part of Secured Party in the Collateral. Without limiting the generality of the foregoing, Obligor shall execute the appropriate financing statements for filing in the Office of the Secretary of State of Arizona.

          c. Obligor shall keep tangible personal property insured against loss or damage by fire, theft, physical damage, collision and against other similar risks, in an amount which is commercially reasonable under the circumstances, and shall have Secured Party named as an additional insured under such insurance policies.

     4. EVENT OF DEFAULT. The occurrence of one or more of the following events shall constitute an Event of Default (herein so called) under this Agreement:

          a. Obligor fails to pay any amount to Secured Party under the Note or this Agreement on the date such payment is due and thereafter Secured Party gives written notice to Obligor of such late payment and such default continues for fifteen (15) days after Obligor's receipt of such notice from Secured Party in accordance with Section 9 below; or

          b. Obligor fails to perform any other obligation of Obligor that is set forth in the Note or this Agreement within sixty (60) days after Obligor's receipt of written notice from Secured Party of Obligor's non-performance in accordance with Section 10 below.

     5. REMEDIES. Upon the occurrence of an Event of Default (after taking into account of all applicable notice and cure periods) and during the continuation of such an Event of Default, Secured Party shall have all the rights and remedies afforded to a secured party under the Code and may otherwise pursue any legal or equitable remedy available to collect all sums secured by this Agreement and to enforce its title and right to possession of the Collateral.

     6. HEADINGS. The Section headings in this Agreement are for the purpose of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

     7. INDULGENCES, NOT WAIVERS. Neither the failure nor the delay of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

     8. TERMINATION. This Agreement and the lien and security interest granted hereby shall terminate upon the full satisfaction of all of the Obligations and at that time Secured Party shall file and record all termination statements as shall be necessary to give notice of such termination.

     9. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered against receipt, delivered by reputable overnight courier (e.g., Federal Express) or three (3) days after mailing by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

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
          If to Obligor:           Boulder Natural Foods, Inc
                                   Attn:  Mr. Eric J. Kufel
                                   3500 South La Cometa Dr.
                                   Goodyear, Arizona  85338

          With copy to:            Mariscal, Weeks, McIntyre & Friedlander, P.A.
                                   Attn:  Fred C. Fathe, Esq.
                                   2901 North Central Avenue
                                   Suite 200
                                   Phoenix, Arizona 85012-2705

          If to Secured Party:     Boulder Potato Company
                                   Attn:  Mr. Mark C. Maggio
                                   1898 South Flatiron Court, #120
                                   Boulder, Colorado 80301

          With copy to:            Maggio & Fox
                                   Attn:  Frank P. Maggio, Esq.
                                   501 Seventh Street
                                   Suite 501, Amcore Financial Plaza
                                   Rockford, Illinois 61104

Any Party may alter the address to which communications or copies are to be sent by giving notice of that change of address in conformity with the provisions of this Section 10 for the giving of notice.

     10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors and assigns.

     11. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the Parties with respect to pledging the Collateral and supersedes all other prior and contemporaneous agreements, notes, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to pledging the Collateral. The express terms of this Agreement control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing between the Parties.

     12. PROVISIONS SEVERABLE; TIME OF ESSENCE. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, the court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties. Time is of the essence with respect to every obligation of Obligor under this Agreement. No representation, promise, inducement or statement of intention has been made by any party hereto which is not embodied in this Agreement, and no party hereto shall be bound by or liable for any alleged misrepresentation, promise, inducement or statement of intention not so set forth.

     13. ATTORNEYS' FEES. Should any proceeding or litigation be commenced between the Parties concerning the terms of this Agreement, or the rights and duties of the Parties, the prevailing Party in such proceeding or litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for the prevailing Party's attorneys' fees and expert witness fees, along with all other costs of the action.

     14. RECITALS; EXHIBITS. The prefatory language, recitals and exhibits made and stated in or attached to this Agreement are hereby incorporated by reference into, and made a part of, this Agreement.

     15. GOVERNING LAW; APPLICABLE JURISDICTION. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY ACTION OR PROCEEDING AGAINST OBLIGOR UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN MARICOPA COUNTY, ARIZONA. OBLIGOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. OBLIGOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 OF THIS SECURITY AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF SECURED PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTIES TO BRING ANY ACTION OR PROCEEDING AGAINST OBLIGOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY OBLIGOR AGAINST SECURED PARTIES SHALL BE BROUGHT ONLY IN A COURT LOCATED IN MARICOPA COUNTY, ARIZONA.

     16. COUNTERPARTS. This Security Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The Parties agree that this Security Agreement may be transmitted between the Parties via telecopy. The Parties intend that any faxed signatures on this Security Agreement shall constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all the Parties is binding upon the Parties.

     IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed as of the date first above written.


OBLIGOR:                                BOULDER NATURAL FOODS, INC., an
                                        Arizona corporation,


                                        By:
                                           -------------------------------------

                                               ------------, --------------


SECURED PARTY:                          BOULDER POTATO COMPANY, a
                                        Colorado corporation


                                        By:
                                           -------------------------------------

                                               ------------, --------------

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